UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2023

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave., Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2023, Enviva Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) virtually. At the Annual Meeting, among other things, the stockholders of the Company approved amendments to the Company’s Certificate of Incorporation (the “Amendment”), as set forth in Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 1, 2023, as supplemented by the supplement to the Proxy Statement filed with the SEC on June 6, 2023.

The Amendment limits the personal liability of certain of the Company’s officers to its stockholders for monetary damages for breach of their fiduciary duty of care (but not the fiduciary duty of loyalty), subject to the limitations set forth in the Delaware General Corporation Law (the “DGCL”). The DGCL allows a corporation incorporated in Delaware to include in its certificate of incorporation a provision in the form of the Amendment. The Board of Directors of the Company (the “Board”) previously adopted the Amendment subject to approval by the Company’s stockholders at the Annual Meeting.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to Appendix A to the Proxy Statement and the Company’s Amended and Restated Certificate of Incorporation, which was filed with the Delaware Secretary of State on June 15, 2023. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, only stockholders of record at the close of business on April 21, 2023, the record date for the Annual Meeting (the “Record Date”), were entitled to vote. As of the Record Date, 67,727,662 shares of the Company’s Common Stock (as defined below) were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 62,016,558 shares of the Company’s Common Stock were voted in person or by proxy for the six proposals set forth below, each of which is described in the Company’s Proxy Statement.

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the director nominees below to the Board to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Thomas Meth	52,924,712	1,974,441	7,117,405
John K. Keppler	53,126,754	1,772,399	7,117,405
Ralph Alexander	51,261,043	3,638,110	7,117,405
John C. Bumgarner, Jr.	52,960,411	1,938,742	7,117,405
Martin N. Davidson	52,951,420	1,947,733	7,117,405
Jim H. Derryberry	53,242,907	1,656,246	7,117,405
Gerrit L. Lansing, Jr.	53,459,772	1,439,381	7,117,405
Pierre F. Lapeyre, Jr.	53,171,748	1,727,405	7,117,405
David M. Leuschen	53,240,939	1,658,214	7,117,405
Jeffrey W. Ubben	53,421,783	1,477,370	7,117,405
Gary L. Whitlock	53,459,237	1,439,916	7,117,405
Janet S. Wong	52,307,715	2,591,438	7,117,405
Eva T. Zlotnicka	52,315,641	2,583,512	7,117,405

Proposal No. 2 - Approval of the Amendment to our Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation

The Company’s stockholders approved the proposal to amend the Company’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, as further described above in Item 5.03.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,931,812	9,898,294	69,047	7,117,405

Proposal No. 3 – Approval of, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, to hold future advisory votes to approve the compensation of the Company’s Named Executive Officers (as defined in the Proxy Statement) every year.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
54,421,486	64,121	178,901	234,645	7,117,405

Based on these results, the Company intends to include a stockholder vote on the compensation of named executive officers in its proxy materials each year until the next non-binding advisory vote on the frequency of say-on-pay proposals.

Proposal No. 4 – Approval of, on an advisory (non-binding) basis, the compensation of our Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,269,787	8,545,754	83,612	7,117,405

Proposal No. 5 – Ratification of the Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,323,110	584,192	109,256	—

Proposal No. 6 – Approval of the issuance of 6,605,671 shares of our Common Stock upon the conversion of our Series A Preferred Stock

The Company’s stockholders approved the issuance of 6,605,671 shares of the Company’s Common Stock upon the conversion of Company Series A Preferred Stock (as defined below).

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,599,598	1,172,509	127,045	7,117,406

Item 8.01	Conversion of Private Placement Shares

On February 28, 2023, the Company entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) to sell its Series A Preferred Stock, par value $0.001 per share (the “Preferred Shares”). On March 20, 2023, the Company issued 6,605,671 Preferred Shares to the Investors pursuant to the Subscription Agreements. Each Preferred Share is automatically convertible into one share of the Company’s Common Stock upon shareholder approval of the issuance of the underlying shares of Common Stock.

On June 15, 2023, the Company’s stockholders approved the issuance of 6,605,671 shares of Common Stock upon the conversion of all of the outstanding Preferred Shares. Accordingly, each Preferred Share was converted into one share of Common Stock and the Preferred Shares were cancelled.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Amended and Restated Certificate of Incorporation of Enviva Inc.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023

ENVIVA INC.

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title:	Senior Vice President, General Counsel, and Secretary